UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2004

MINE SAFETY APPLIANCES COMPANY

(Exact name of registrant as specified in its charter)

Pennsylvania	1-15579	25-0668780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 Gamma Drive RIDC Industrial Park O’Hara Township Pittsburgh, Pennsylvania	15238
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 967-3000

Check the appropriate box below if the Form 8-K is intended to satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Introductory Note

The Company is filing this Form 8-K Current Report to incorporate by reference the financial statements referred to below so that they may in turn be incorporated by reference in a Form S-8 Registration Statement to be filed relating to the Company’s Retirement Savings Plan.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed or furnished herewith:

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers LLP

99.1	The following financial statements are incorporated herein by reference to pages F-1 through F-24 of the Company’s definitive Prospectus contained in the Company’s Registration Statement on Form S-3 No. 333-114533:

Report of independent registered public accounting firm

Consolidated statements of income for the years ended December 31, 2003, 2002 and 2001

Consolidated balance sheets as of December 31, 2003 and 2002

Consolidated statements of cash flows for the years ended December 31, 2003, 2002 and 2001

Consolidated statement of changes in retained earnings and accumulated and other comprehensive income

Notes to consolidated financial statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MINE SAFETY APPLIANCES COMPANY
(Registrant)

By	/s/ Dennis L. Zeitler
Dennis L. Zeitler
Vice President - Finance

Date: December 13, 2004

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers LLP

99.1	The following financial statements are incorporated herein by reference to pages F-1 through F-24 of the Company’s definitive Prospectus contained in the Company’s Registration Statement on Form S-3 No. 333-114533:

Report of independent registered public accounting firm

Consolidated statements of income for the years ended December 31, 2003, 2002 and 2001

Consolidated balance sheets as of December 31, 2003 and 2002

Consolidated statements of cash flows for the years ended December 31, 2003, 2002 and 2001

Consolidated statement of changes in retained earnings and accumulated and other comprehensive income

Notes to consolidated financial statements